UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
    (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2021 (December 29, 2020)

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge St., Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOMN	The Nasdaq Stock Market LLC (NASDAQ Capital Market)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 29, 2020 (the “Closing Date"), Boston Omaha Corporation (the “Company”), through its wholly-owned subsidiary FIF Utah LLC (“FIF Utah”) completed its previously announced acquisition (the “Acquisition”) of the assets of Utah Broadband, LLC (“UBB”).

On December 11, 2020,  FIF Utah entered into an Asset Purchase and Contribution Agreement (the "Agreement") by and among (i) UBB,  (ii) its members Alpine Networks, Inc., a Utah corporation and The Community Trust of Utah; (iii) Steven C. McGhie, and (iv) FIF Utah. Under the terms of the Agreement, FIF Utah acquired substantially all of the assets of UBB and assumed only certain liabilities of UBB.  The total purchase price of $26,603,700 was paid 80% in cash and the remaining 20% of the purchase price was paid by issuing to UBB 20% of the outstanding equity of FIF Utah. A portion of the cash purchase price will be held in escrow to provide a source of indemnification for any breaches of the representations and warranties, covenants and other obligations of UBB, its members and Mr. McGhie under the Agreement.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired

The audited financial statements of UBB for the year ended December 31, 2019 are filed herewith as Exhibit 99.1.

The unaudited financial statements of UBB for the nine months ended September 30, 2020 are filed herewith as Exhibit 99.2

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of the Company as of September 30, 2020, the unaudited pro forma consolidated statements of operations of the Company for the nine months ended September 30, 2020 and for the year ended December 31, 2019, and the notes to the unaudited pro forma consolidated financial statements, all giving effect to the acquisition by the Company of UBB, are filed herewith as Exhibit 99.3.

(d)	Exhibits.

The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

23.1	Consent of Moss Adams, LLP Independent Auditors of Utah Broadband, LLC.
99.1	Audited Financial Statements of Utah Broadband, LLC for the Year Ended December 31, 2019.
99.2	Unaudited Financial Statements of Utah Broadband, LLC for the Nine Months Ended September 30, 2020.
99.3
Unaudited Pro Forma Consolidated Balance Sheet of the Company as of September 30, 2020, Unaudited Pro Forma Consolidated Statements of Operations of the Company For the Nine Months Ended September 30, 2020 and the year ended December 31, 2019, and Notes to the Unaudited Pro Forma Consolidated Financial Statements, all giving effect to the acquisition by the Company of Utah Broadband, LLC.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date: March 15, 2021

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